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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): FEBRUARY 19, 1997
                                                         -----------------


                                 SELFCARE, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                                   0-20871                               04-3164127
 ---------------------------                   ----------------------                   -----------------
(State or other jurisdiction                  (Commission file number)                   (IRS employer
        of incorporation)                                                               identification no.)



                200 PROSPECT STREET, WALTHAM, MASSACHUSETTS 02154
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (617) 647-3900
                                 --------------
              (Registrant's telephone number, including area code)



                        There are 3 pages in this Report.

                                   Page 1 of 3


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  -----------------------------------------

                  Pursuant to Section B(3) of the General Instructions to the Form 8-K and Rule 12b-2's definition of "Previously Reported," the required financial statements for the acquisition of the Nutritional Supplements Line from American Home Products Corporation have been previously reported and are incorporated by reference to Item 22 of the Registrant's Registration Statement on Form SB-2 (Registration No. 333-19911).


         (b)      Pro Forma Financial Information
                  -------------------------------

         Pursuant to Section B(3) of the General Instructions to the Form 8-K and Rule 12b-2's definition of "Previously Reported," the required pro forma financial information for the acquisition of the Nutritional Supplements Line from American Home Products Corporation has been previously reported and is incorporated by reference to Item 22 of the Registrant's Registration Statement on Form SB-2 (Registration No. 333-19911).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 1997                  SELFCARE, INC.



                                   /s/ Kenneth D. Legg
                                   ---------------------------------------------
                                   Kenneth D. Legg
                                   Vice President, U.S. Operations and Secretary





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